SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2004

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

We previously reported that the U.S. attorney’s office in Bridgeport, Connecticut, was conducting an investigation into matters relating to Xerox, namely, accounting and disclosure issues during the period 1998 to 2000, particularly relating to the Company’s operations in Latin America. On October 15, 2004, the U.S. Attorney’s office informed the Company that it had closed its investigation and declined to bring charges against the Company or any individuals in connection with the investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

By:	/s/ Leslie F. Varon
Leslie F. Varon Vice President and Secretary

Date: October 19, 2004